Ivy Funds

Supplement dated February 11, 2014 to the

Ivy Funds Statement of Additional Information

dated July 31, 2013

and as supplemented October 3, 2013, November 21, 2013, November 25, 2013 and January 2, 2014

On February 11, 2014, the name of the Ivy Pacific Opportunities Fund was changed to Ivy Emerging Markets Equity Fund and its strategy was changed to reflect a concentration in emerging markets equity securities, all as described in a separate prospectus for the Ivy Emerging Markets Equity Fund. Accordingly, effective February 11, 2014, all references to the Ivy Pacific Opportunities Fund are removed from this SAI.

Supplement	Statement of Additional Information	1